UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

Ohr Pharmaceutical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-88480	#46-5622433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)-682-8452

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2015, the Company agreed to amend the 66,667 outstanding Class H common stock purchase warrants originally issued by the Company on January 15, 2010 to provide for cashless exercise. All of the outstanding warrants are held by Ira Greenstein, a director of the Company.

Amendment 1 to the Warrant Agreement is being filed as exhibit 10.52.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.52	Amendment No. 1 to Warrant Agreement, dated January 15, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.
Dated: January 20, 2015
	By:	/s/ Irach Taraporewala
Dr. Irach Taraporewala, President and CEO